Exhibit 99.1

Ascendant Digital Acquisition Corp. Reminds Shareholders to Vote in Favor of the Proposed Business Combination with MarketWise Before July 20th

Extraordinary General Meeting of ACND Shareholders to Approve Business Combination with MarketWise to be Held on July 20, 2021

Shareholders as of the Close of Business on May 28, 2021 Should Vote Their Shares Even if They No Longer Own Them

Shareholders Are Encouraged to Vote as Soon as Possible

NEW YORK, NY – July 8, 2021 – Ascendant Digital Acquisition Corp. (NYSE: ACND) (“Ascendant”) reminds its shareholders to vote in favor of the proposed business combination (the “Business Combination”) with MarketWise, LLC (“MarketWise”), a leading multi-brand digital subscription services platform that provides premium financial research, software, education, and tools for self-directed investors.

The extraordinary general meeting will be held at 10:00 a.m., Eastern Time, on July 20, 2021, at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020 and virtually at https://www.cstproxy.com/ascendantdigital/2021, as further described in Ascendant’s definitive proxy statement/prospectus, dated July 1, 2021 (the “proxy statement/prospectus”).

Ascendant’s shareholders of record as of May 28, 2021, the record date for the extraordinary general meeting (the “record date”), are entitled to vote their ordinary shares at the extraordinary general meeting. Every shareholder’s vote is important, regardless of the number of shares the shareholder holds. As such, all shareholders of record as of the record date who have not yet voted are encouraged to do so as soon as possible before July 20, 2021.

Ascendant’s board of directors recommends you vote “FOR” the Business Combination with MarketWise and “FOR” all of the related proposals described in the proxy statement/prospectus.

These are the two easiest ways to vote and they are both free:

Vote Online (Highly Recommended): Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or emailed) to you. You will need your voting control number which is included on the Voting Instruction Form to vote online.

Vote by Telephone: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or emailed) to you. You will need your voting control number which is included on the Voting Instruction Form to vote via automated telephone service.

For assistance with voting your shares you can call Morrow Sodali, Ascendant’s proxy solicitor, at (800) 662-5200, or send a message to ACND.info@investor.morrowsodali.com.

Additionally, you can also vote by mail:

Vote by Mail: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or emailed) to you. You will need your voting control number which is included on the Voting Instruction Form mailed (or emailed) to you in order to vote by mail.

For voting by mail, be sure to:

Mark, sign and date your Voting Instruction Form;

Fold and return your Voting Instruction Form in the postage-paid envelope provided; and

Return your Voting Instruction Form prior to the date of the extraordinary general meeting.

YOUR CONTROL NUMBER IS FOUND ON YOUR VOTING INSTRUCTION FORM. If you did not receive or misplaced your Voting Instruction Form, contact your bank, broker or other nominee for a replacement or to obtain your control number in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange who can help you vote your shares.

FAQ

How do I vote my shares?

If your shares were held in “street name” (meaning you purchased through a broker, bank or other nominee) as of the close of business on May 28, 2021, contact them immediately to obtain your control number and instructions to vote via the Internet or by telephone.

Can I still vote if I no longer own my shares?

Yes, if you owned shares as of the close of business on May 28, 2021, the record date for the extraordinary general meeting, you can still vote your shares even if you no longer own them.

Where can I find my control number?

Your voting control number is the number provided in large bold text on your Voting Instruction Form that was mailed (or emailed) to you with your proxy materials. If your shares are held by a bank, broker or other nominee and you cannot locate your control number, you will need to contact them to obtain your control number.

What if I have other questions?

If you need assistance voting your shares, please call Morrow Sodali LLC, Ascendant’s proxy solicitor, toll-free at (800) 662-5200 or email them at ACND.info@investor.morrowsodali.com.

How do I attend the extraordinary general meeting on July 20, 2021 at 10:00 a.m. ET?

The extraordinary general meeting will be held at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020 and virtually at https://www.cstproxy.com/ascendantdigital/2021. Please follow the instructions in the proxy statement/prospectus for how to register to attend the extraordinary general meeting.

What if I want to vote by mail or phone?

If you need assistance voting your shares, please call Morrow Sodali LLC, Ascendant’s proxy solicitor, toll-free at (800) 662-5200 or email them at ACND.info@investor.morrowsodali.com.

About Ascendant Digital Acquisition Corp.

Ascendant Digital Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Ascendant is focusing on businesses that operate within the “Attention Economy,” which includes various converging sectors, such as interactive entertainment, film/television, music, comics, board games, books, esports, live events and other forms of consumer entertainment, enabling services and technologies. For more information, please visit www.ascendant.digital.

About MarketWise

Founded with a mission to level the playing field for self-directed investors, today MarketWise is a leading multi-brand subscription services platform providing premium financial research, software, education, and tools for investors. With more than 20 years of operating experience, MarketWise is currently comprised of 12 primary customer facing brands, offering more than 160 products, and serving a community of more than 10 million free and paid subscribers. MarketWise’s products are a trusted source for high-value financial research, education, actionable investment ideas, and investment software. MarketWise is a 100% digital, direct-to-consumer company offering its research across a variety of platforms including mobile, desktops, and tablets. MarketWise has a proven, agile, and scalable platform and its vision is to become the leading financial wellness solutions platform for self-directed investors.

Additional Information and Where to Find It

In connection with the proposed business combination, Ascendant filed a registration statement on Form S-4 with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement that was distributed to holders of Ascendant’s ordinary shares in connection with its solicitation of proxies for the vote by Ascendant’s shareholders with respect to the proposed business combination and other matters as described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. Ascendant’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about MarketWise, Ascendant and the business combination. The registration statement was declared effective by the SEC on July 1, 2021 and Ascendant mailed the definitive proxy statement/prospectus and other relevant materials for the business combination to its shareholders as of the record date. Shareholders of Ascendant may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. In addition, the documents filed by Ascendant may be obtained free of charge from Ascendant’s website at www.ascendant.digital or by written request to Ascendant at Ascendant Digital Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

Ascendant and MarketWise and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ascendant’s shareholders in connection with the business combination. Information about Ascendant’s directors and executive officers and their ownership of Ascendant’s securities is set forth in the proxy statement/prospectus for the business combination. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus for the business combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between MarketWise and Ascendant, including statements regarding the benefits of the business combination, the anticipated timing of the business combination, the products and services offered by MarketWise and the markets in which it operates and MarketWise’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Ascendant’s securities; (ii) the risk that the business combination may not be completed by Ascendant’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Ascendant; (iii) the failure to satisfy the conditions to the consummation of the business combination, including the adoption of the business combination Agreement by the shareholders of Ascendant, the satisfaction of the minimum trust account amount following redemptions by Ascendant’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination Agreement; (vi) the effect of the announcement or pendency of the business combination on MarketWise’s business relationships, performance, and business generally; (vii) risks that the proposed transaction disrupts current plans of MarketWise and potential difficulties in MarketWise employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against MarketWise or against Ascendant related to the business combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of Ascendant’s securities on a national securities exchange; (x) the risk that the price of Ascendant’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which MarketWise operates, variations in performance across competitors, changes in laws and regulations affecting MarketWise’s business, and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xii) the risk of downturns in the highly competitive investment research industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Ascendant’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and the registration statement on Form S-4 and the proxy statement/prospectus discussed above and other documents filed by Ascendant from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and MarketWise and Ascendant assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither MarketWise nor Ascendant gives any assurance that either MarketWise or Ascendant will achieve its expectations.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

MarketWise Investor Relations Contact

Shannon Devine / Jamie Lillis

Solebury Trout

(800) 290-4113

ir@marketwise.com

MarketWise Media Contact

media@marketwise.com

Ascendant Investor Relations Contact

Cody Slach

Gateway Group

(949) 574-3860

ACND@gatewayir.com